Exhibit 99.2

Gold / / Copper A Contrarian Moment Roth Conference March 2021 All figures in US Dollar

MUX MUX: Cautionary Statement Executive Summary: If you are r isk - averse , don’t buy our shares. Past performance is unreliable in predicting the future. Unexpected events do happen and will change forecasts. MUX

MUX -20 0 20 40 60 80 100 120 140 160 Mar/2020 Jun/2020 Sep/2020 Dec/2020 Mar/2021 MUX Has Leverage to Gold, Silver & Copper % Silver 106% Copper 84% Gold 15% Source: Bloomberg. From Mar 20, 2020 to Mar 9, 2021 . MUX 86%

MUX -80 -60 -40 -20 0 20 40 60 80 100 2018 2019 2020 2021 MUX vs GDXJ Relative Performance Mar 2018 – Mar 2021 MUX - $1.14 Current MUX Source: Bloomberg. From Mar 15, 2018 to Mar 15, 2021 . MUX Outperformance MUX Underperformance Potential MUX $2.97 Closing The Gap % MUX GDXJ Contrarian’s Moment for Large Capital Gain Potential

Gold / / Copper Daylighting Value from Copper & Silver Assets

MUX Black Fox Gold Bar El Gallo San Jose MUX: Diversified Production, Development Pipeline & Exploration Potential Gold & Silver Development Pipeline Froome Grey Fox Stock Copper Los Azules Fenix Argentina Mexico Nevada Ontario Mines Gold & Silver

MUX Ore tonnes Copper lbs Gold oz Silver oz Indicated 962 Million 10.2 Billion @ 0.48% 1.7 Million @ 0.06 gpt 55.7 Million @ 1.8 gpt Inferred 2,666 Million 19.3 Billion @ 0.33% 3.8 Million @ 0.04 gpt 135.4 Million @ 1.6 gpt Source: Oct 16, 2017 – “NI 43 - 101 Technical Report - Preliminary Economic Assessment Update for the Los Azules Project, Argentina”. 1 - Based on current prices. Los Azules Argentina 221 m (725 ft) @ 1.62% Cu 200 m (656 ft) @ 0.89% Cu 240 m (787 ft) @ 0.94% Cu Highlights of Drill Assays MUX’s Big Exposure to Copper Los Azules: Large Copper Deposit Copper Equal to a Gold Equivalent Resource of 23 Million oz Indicated & 44 Million oz Inferred 1 360 m (1,181 ft) @ 0.63% Cu 429 m (1,470 ft) @ 0.75% Cu

MUX Large Leverage to Copper - Los Azules NPV @ 8% Sensitivity NPV presented is After - Tax. Oct 16, 2017 - “NI 43 - 101 Technical Report - Preliminary Economic Assessment Update for the Los Azules Project, Argentina ” (Hatch) Change from Base Case (%) Copper Price ($/ lb) - 40% - 20% 100% +20% +40% $1.80 $2.40 $3.00 $3.60 $4.20 $6 $5 $4 $3 $2 $1 ($1) ($2) ~ $5 Billion @ $ 4.10 / lb Cu Billions NPV

MUX Los Azules IRR Sensitivity to Copper Price IRR IRR presented is After - Tax. Oct 16, 2017 - “NI 43 - 101 Technical Report - Preliminary Economic Assessment Update for the Los Azules Project, Argentina ” (Hatch). 7.2% 14.3% 20.1% 25.1% 29.8% 33.6% 0% 5% 10% 15% 20% 25% 30% 35% $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 > 30% @ $ 4.10 lb Cu / Copper Price ($/ lb)

MUX Los Azules – Oct 16, 2017 – “NI 43 - 101 Technical Report - Preliminary Economic Assessment Update for the Los Azules Project, Argentina ”(Hatch). Average annual production 1 st 13 years Mine life Initial capex Payback After - tax IRR After - tax NPV @ 8% 415 Million lbs Cu @ $1.14/ lb cash cost + Au & Ag credits 36 years $2.4 Billion 3.6 years 20% $2.2 Billion Preliminary Economic Analysis (PEA) Robust Economics @ $3.00/ lb Copper Highlights of the 2017 PEA (Hatch)

A Potential McEwen *Silver* Spin Out

2020 Production (Moz AgEq)



MUX Silver will be among top silver focused producers during its Phase 2 production schedule at El Gallo / Fenix
63.7
Pan American Silver
19.1
First Majestic Silver
14.7
Fortuna Silver
10.1
McEwen Silver San José + Fenix Phase 2
10
Silver Corp
7.5
McEwen Silver San José + Fenix Phase 1
6.3
Endeavour Silver
5.6
McEwen San José
1.9
Silver Bear
1.6
Excellon
0.6
Impact Silver

Sources: Company Filings, Laurentian Bank Securities. McEwen Silver scenarios based on average annual LoM AgEq production.
AgEq Resources calculated using: $1,664/ oz Au, $22.29/ oz Ag, $3.23/ lb Cu, $1.08/ lb Zn, $0.9 / lb Pb

MUX

MUX Reasons for Turnaround Progressing • New Senior Management @ Head Office & Mine Sites • Finances • Increasing Gold Production • Extending Mine Life • Exploration Continues to Deliver Positive Results • Moving to Monetize Los Azules Copper

MUX New Senior Management Team Rob McEwen Chairman & Chief Owner Anna Ladd - Kruger CFO Rob has $1/ year salary, has invested $165M in McEwen Mining and owns 18% of the outstanding shares. He is the founder of Goldcorp, was awarded the 2001 PDAC Developer of the Year, the Order of Canada, and was inducted into The Canadian Mining Hall of Fame. Anna has 20+ years of mining experience. She was previously CFO & VP Corp Dev at Excellon Resources, and CFO of Trevali Mining, where she was integral to growing the company to a >$1 B market cap mid - tier producer. Anna is CPA, CMA, and holds an MSc in Economics from Queen's University and a BComm from UBC. Peter Mah COO Peter has 30 years of mining experience, with a passion for developing teams and a focus on excellence and innovation. He set a strong track record in building, transitioning and operating mines. Peter holds a BASc in Mining and Mineral Process Engineering and a MASc from UBC. Adrian Blanco S. General Manager, Mexico & USA Rory Greyvensteyn General Manager, Ontario Operations Adrian has extensive mining experience, held executive positions in Mexico, USA, Peru & Argentina, led successful business transformations towards financial profitability, while promoting highest standards of safety & operational excellence. He holds BBA, Chem. Eng., MSc in Corporate Finance from Salford Business School & Executive Management certification from IPADE. Rory has over 30 years of mining experience in diversified operations, from deep level gold mining in South Africa to open pit diamond mining in Canada. He has a strong background in production and large contract management. Rory holds a BSc in Mining Engineering and a NHD in Metal Mining.

MUX 2020 Operational & Financial Highlights • 114,800 GEO full year actual production • Consolidated net loss $152.3 M relates primarily to: – $27.5 M advanced projects & exploration – $27 M gross loss of operations – $9 M in G&A – $83.8 M in Gold Bar impairment • Removed going concern note • Debt facility extension from Aug 2021 to Aug 2023 • In full compliance with all debt covenants

MUX 2021 Production Guidance 23 - 40% Higher Than 2020 The production guidance was published in the Feb 2, 2021 press release. A gold:silver ratio of 75:1 is applied for 2021. 2021 Guidance Range Ounces San José Mine, Argentina (49%) 41,500 - 44,500 Gold 2,300,000 - 2,450,000 Silver 72,000 - 77,000 GEO Gold Bar Mine, Nevada 37,000 - 45,000 GEO Black Fox Mine, Canada 27,500 - 32,500 GEO El Gallo Mine, Mexico 4,500 - 5,900 GEO Total Production 110,500 - 127,900 Gold 2,300,000 - 2,450,000 Silver 141,000 - 160,400 GEO

2021 Operational & Financial Highlights

- Current liquid assets[1]: ~ $49 M
- MSC (San José mine) dividend payments $5 M by end of Q1 2021
- Raised ~$44 M in gross proceeds subsequent to year-end
- Froome development project, US exploration & business investments fully funded
- $20 M flow-through funds raised in 2020 to accelerate exploration for near-term Fox Complex expansion

[1] Includes cash and gold bullion inventory

MUX
16

MUX CEO's Financial Commitment $16 5 M 18% $1/ Y r Investment 1 Ownership Salary Rob McEwen 18% Institutional 18% Retail 64% 1 - Rob McEwen’s investment: $1 40 M shares + $25 M, Aug 13, 2018 press release. 2 - Average Daily Trading Volume over 3 months. 3 - Holdings in million shares. Source: Bloomberg, Mar 15, 2021. Rob McEwen 82.2 M Van Eck Associates 19.5 M Weiss Asset Management 14.0 M BlackRock 7.3 M Mirae Asset Global Investments 6.8 M AIFM Capital AB 5.1 M The Vanguard Group 4.4 M ETF Managers Group 2.8 M Invesco Ltd 2.7 M SIG Holding 2.3 M Shares Top 10 Holders 3 Stock Ownership Outstanding : 459 M Fully Diluted : 496 M ADTV 2 : 9.1 M Price : $1.14 Market Cap : $523M

MUX Operational Highlights Fox Complex Froome expands Black Fox production by 2.5 yrs Commercial production scheduled Q4 2021 PEA expansion study Q2 2021 $9 M exploration program 2021 - 22 Gold Bar Updated feasibility study, 302,000 Recoverable oz Au 6 - year mine life $5 M exploration program 2021 El Gallo Fenix gold & silver project feasibility study 9.5 - year mine life Investigating Spin Co & financing alternatives

Nevada - Prime Real Estate for Gold



Gold Bar
Nevada, USA

On Trend - Similar Geology

Criteria	Cortez & Gold Bar
Large footprint, shallow oxide gold	✓
Host rock, alteration, mineralization style	✓
Major faults, structural traps	✓
Intrusions	✓



Nevada Gold Mines Cortez 50 Moz Au cluster[1]
Cortez
Fourmile
Discovery
Goldrush
Cortez Fault
Tonkin
Gold Bar
Wall Fault
Roberts Creek Fault
Legend
MUX Property
NGM Property
Faults
12 miles
20 km
N

Underexplored, With Upside Potential

- ✓ Surface near mine & deeper targets
- ✓ Oxide & sulfide

1. Includes past production and current resources.

MUX
19

MUX Gold Bar: 2021 Initial Near Mine Exploration Results Gold Bar South Legend Mine Deposit Near Mine Targets Brownfield Greenfield Pick Ridge Cabin Near Mine Resource Expansion N Brownfields Known Mineralized/ Altered Areas Greenfields Large Faults/ Alteration/ Little to No Data Total Budget $5 M 0 1 2 Miles North Ridge Drill Results • 70 ft @ 3.07 gpt Au (38 to 108 ft) • 72 ft @ 4.51 gpt Au (138 to 210 ft) Including 15 ft @ 15.47 gpt Au (146 to 161 ft)

MUX Fox Complex: Fox - Stock Mine & Mill Black Fox Mine Matheson Fox - Lexam Trans - Canada Hwy 28 Miles (45 km) N Timmins 20 Miles (32 km) Grey Fox Fox Complex Gold Resources - 2.96 M oz Measured & Indicated & 1.15 M oz Inferred Froome Destor - Porcupine Fault Zone Resources: M&I - Measured & Indicated, Inf - Inferred 121,000 oz Au M&I & 8,000 oz Au Inf 1,469,000 oz Au M&I & 954,000 oz Au Inf 1,370,000 oz Au M&I & 192,000 oz Au Inf Large Resource Base in the Prolific Timmins District

MUX Stock Mine 27.2 g/t Au / 7m, incl. 120 g/t Au / 1.6m Black Fox Mine 55.1 g/t Au / 1.0m Stock / Black Fox Kirkland Lake Timmins Red Lake 1,000m 2,000m Surface Ore Bodies Headframe/ Shaft 3,300ft 6,600ft Stock West 6.7 g/t Au / 39m Stock East 63.6 g/t Au / 6.2m Grey Fox Area Whiskey Jack 9.9 g/t Au / 39m 147 NE 39.5 g/t / 3.8m, 4.8 g/t Au / 19m incl. 10.3 g/t Au / 6m GF South 10.9 g/t Au / 18.8m McEwen Mineralization Zone Outlines Fox Complex: Upside Potential Room to Grow Along Strike and at Depth

MUX 2 km 1.2 miles N Please see Appendix for more details. Fox Complex: Black Fox Mine, Froome & Grey Fox Deposits Froome 181,000 oz Indicated @ 5.1 g/t Au Grey Fox 888,000 oz Indicated @ 7.1 g/t Au 173,000 oz Inferred @ 6.6 g/t Au

MUX Section Looking North Portals Black Fox Open Pit Surface Froome Deposit Froome Expected to be Better than Black Fox: • Shallower deposit , suited for low cost, productive ‘bulk mining’ at pit level • Wide disseminated style mineralization, more consistent grades and continuity • Wider mining widths ranging from 15 - 40 m for most of the deposit • Larger stopes = more efficient underground development & mine sequencing • More efficient haulage and reduced underground congestion , lower gradient & straighter ramp • Better stoping ground conditions expected to be positive for dilution & grade control Ventilation Ramp Completed Production Ramp In Progress Froome – Extends Black Fox Mine Life

Fox Complex, Grey Fox: Excitement @ Whiskey Jack

Grey Fox Long Section - Near Surface, Good Grades



Surface
0 -
250m -
500m -
Composites
2019
2020
Historic
Resource Grades
> 5 g/t
3.6 – 5 g/t
Au GXM
>150
100 to 150
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10
<5
GF14-908
PR93-19
GF11-337
19GF-1242
19GF-1293
GF14-917
19GF-1320
19GF-1248
GF11-400
19GF-1248
20GF-1152
20GF-1112
20GF-1305
20GF-1329
19GF-1321
20GF-1255
19GF-1313
20GF-1323
GF14-925
20GF-1325
A1 Fault
0
200m

Drill Hole	Grade (g/t Au)	Width (m)		Grade (g/t Au)	Width (m)	GxW
19GF-1320	2.05	11.0	incl.	5.30	1.6	22.6
19GF-1313	2.06	11.0	incl.	6.95	1.0	22.7
19GF-1293	5.82	4.4	incl.	6.24	4.0	25.6
20GF-1305	2.58	11.9	incl.	4.10	2.8	30.6
19GF-1321	4.78	6.5	incl.	5.56	5.0	31.1
GF11-337	3.59	9.0	incl.	3.95	7.0	32.3
20GF-1112	16.34	2.6				42.7
GF14-917	17.41	2.7	incl.	41.49	1.1	46.1
GF14-908	11.58	4.1	incl.	18.05	1.4	47.5
20GF-1323	5.95	10.0	incl.	13.29	4.2	59.5
GF14-925	3.93	16.0	incl.	4.86	11.0	62.9
19GF-1248	5.00	13.0	incl.	9.66	6.0	65.0
20GF-1152	4.87	15.6	incl.	14.40	0.5	76.0
			incl.	17.01	3.5	
PR93-19	8.22	9.9	incl.	32.20	2.4	81.4
20GF-1329	4.78	17.7	incl.	16.42	3.7	84.6
20GF-1323	31.23	3.4	incl.	38.51	2.7	106.2
19GF-1242	9.74	13.0	incl.	14.07	8.4	126.6
GF11-400	9.26	13.8	incl.	15.21	8.0	127.3
20GF-1255	20.01	7.9	incl.	131.00	0.7	157.5
20GF-1325	12.67	13.8	incl.	29.48	5.7	175.2
19GF-1293	52.96	7.4	incl.	58.85	6.6	391.9
19GF-1248	8.99	44.0	incl.	9.90	39.0	395.6

Numbers presented are rounded. GxW represents the product of the first grade and width columns for each drill hole.

25

March 2021 at Stock West Target
New Growth Opportunities Adjacent to Stock Mine & Mill



Gold Grade x Width
(g/t x m)
>100
50 to 100
25 to 50
10 to 25
5 to 10
2021 Drill Results
2020 Drill Results
2019 Drill Results
S21-165
2.9 g/t Au / 12.3m
S20-154
6.2 g/t Au / 24m
S19-101
6.4 g/t Au / 42m
S19-105
5.6 g/t Au / 29.1m
S19-113
6.3 g/t Au / 19m
S19-98
5.6 g/t Au / 30m
S20-134
6.7 g/t Au / 12.3m
S20-138A
8.4 g/t Au / 18m
S21-157
3.8 g/t Au / 8.1m
S20-151
7.6 g/t Au / 11m
incl. 11.2 g/t Au / 7m
S21-158
2.4 g/t Au / 9.1m
S20-152
4.3 g/t Au / 14.1m
incl. 6.4 g/t Au / 8m
S21-157
2 g/t Au / 15.3m
S20-149
4.9 g/t Au / 43.3m
incl. 6.1 g/t Au / 33m
S21-161
1.9 g/t Au / 22m
S19-106
7.7 g/t Au / 25m
S20-148
8.2 g/t Au / 15.6m
-300m
-500m
0
200m

MUX

Widths presented are core lengths.

Stock West Plan View
Stock Mine
S21-165
2.9g/t Au / 12.3m
Incl. 3.6g/t Au / 7.7m
S19-104
2.4g/t Au / 27.4m
Incl. 3.2g/t Au / 17.5m
S19-105
5.6g/t Au / 29.1m
S20-154
6.2g/t Au / 24m
Incl. 6.4g/t Au / 23.1m
S20-149
4.9g/t Au / 43.3m
Incl. 6.1g/t Au / 33m
S19-98
5.6g/t Au / 30m
Incl. 9.1g/t Au / 13m
S19-122
3.6g/t Au / 8.9m
S20-137
2.3g/t Au / 13.1m
Incl. 3.3g/t Au / 8m
S20-151
7.6g/t Au / 11m
Incl. 11.2g/t Au / 7m
S19-95
27.23g/t Au / 7m
Incl. 311g/t Au/ 0.6m
S20-134
6.7g/t Au / 12.3m
BW-122
25.31g/t Au / 5.18m
Incl. 57.12g/t Au / 2.14m
S21-157
2g/t Au / 15.3m
Incl. 4.9g/t Au / 3.6m
S20-152
4.3g/t Au / 14.1m
Incl. 6.4g/t Au / 8m
S19-123
3.4g/t Au / 26.2m
Incl. 4.37g/t Au / 9.6m
Incl. 9.51g/t Au / 1.5m
S19-117
19.1g/t Au / 3m
Incl. 22.6g/t Au / 2.5m
S20-138A
8.4g/t Au / 18m
Incl. 9.2g/t Au / 16.2m
S19-113
6.3g/t Au / 19m
Incl. 6.8g/t Au / 17m
S19-101
6.4g/t Au / 42m
Incl. 6.72g/t Au / 39m
S19-115
6g/t Au / 8m
Incl. 11.1g/t Au / 4m
S21-161
1.9g/t Au / 22m
Incl. 3.3g/t Au / 4m
Potential New HW zone Intercept
S20-129
3.1g/t Au / 13.8m
Incl. 4.2g/t Au / 7.8m
S20-148
8.2g/t Au / 15.6m
Incl. 8.2g/t Au / 11.7m
S19-120
5.1g/t Au / 8.1m
Incl. 8.9g/t Au / 4.1m
S20-154 (BMV)
24.1g/t Au / 2m
S19-114
7.8g/t Au / 5.5m
S21-157
3.08g/t Au / 8.1m
Incl. 8.9g/t Au / 1.9m
S19-112A (BMV)
4.2g/t Au / 14.5m
Incl. 12.21g/t Au / 3.4m
S19-106
7.7g/t Au / 25m
Incl. 11.2g/t Au / 16.2m
S20-155
4.2g/t Au / 9m
Incl. 4.8g/t Au / 7.5m
Composites
2021
2020
2019
Historic
Au GXM
> 150
100 to 150
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10
< 5
0
400m
Cog 1g/t Au

MUX San José Argentina 1. Hochschild Mining 2020 Full Year Results. 2. Based on 49% MUX ownership basis. 3. MUX press release Feb 2, 2021, “McEwen M ini ng: A Warm Welcome and 2021 Production Guidance". 4. Hochschild’s “Annual Report and Accounts 2020”. 5. Newmont disclosure. San José - ▪ Large Property ▪ High Grade Mine ▪ Surrounds Newmont San José Mine N Production 2020 5 231,000 oz Au 12 miles One of the Highest Grades Silver & Gold Mines in the Americas (49% Owned) Reserve Grade 1 399 gpt Silver & 6.5 gpt Gold Production 2021E 2,3 2.30 - 2.45 Moz Silver & 41.5 - 44.5 Koz Gold Mine Life 4 5 Years

San José Property Exploration Targets


San José
Argentina

- **Jan 2021**

  1.3 m @ 13.8 g/t Au & **3,149 g/t Ag**
  (Ramal HVNX vein)

  1.6 m @ 5.6 g/t Au & **648 g/t Ag**
  (Isabel vein)

- **2,000 m resource drilling planned in Q1 2021**

  High grade areas close to mine:
  Isabel & Luisa veins

  Continuing areas:
  Telken, Saavedra & Aguas Vivas


Aguas Vivas
Property
Outline
Saavedra
Telken North
Exploration
close to
Cerro Negro
Newmont
Cerro Negro Mine
Telken
South
Observed Veins
Inferred Veins
N
12 miles
20 km

Source: Hochschild Mining - press releases dated Jan 20 2021, *2020 Full Year Results* presentation dated Feb 18 2021

MUX
29

San José Mine Vein Extensions



1 km/0.6 Miles
N
0.95 m @ 7.02 g/t Au, 811 g/t Ag
1.00 m @ 2.38 g/t Au, 1,964 g/t Ag
0.70 m @ 0.30 g/t Au, 18 g/t Ag
1.33 m @ 9.51 g/t Au, 1,318 g/t Ag
1.00 m @ 20.26 g/t Au, 461 g/t Ag
1.30 m @ 6.67 g/t Au, 76 2 g/t Ag
1.15 m @ 5.80 g/t Au, 197 g/t Ag
0.90 m @ 8.00 g/t Au, 397 g/t Ag
1.60 m @ 7.42 g/t Au, 522 g/t Ag
0.75 m @ 1.52 g/t Au, 331 g/t Ag
Giovanna
Mercedes
Frea
Cristina
Ayelen
Florencia
Agustina
Odin
Maia
Odin
Frea
Micaela
Pilar
Emilia
Julia
Kospi
Isabel
Huevos Verdes
Erika NW
Erika
TL-03
Maia
SJM-490
Executing Drill
Intercepted DDH
Observed Vein
Inferred Vein
Inferred Fault
Mining Property

MUX

Source: Hochschild Mining

MUX Potential Near Term Catalysts • Fox Complex PEA Q2 • Exploration Results • Froome Commercial Production Q4 • Copper and Silver Spinouts

otivated nited ceptional

Appendix

MUX 116 141 - 160 210 300 300 300 2020 2021E 2022E 2023E 2024E 2025E Production (koz Au Eq) Fox Complex Gold Bar El Gallo San Jose 5 Year Strategic Organic Growth Pipeline Targeting Annual Production to 300,000 Gold Equivalent Ounces Based on internal management estimates and dependent on technical studies to be completed.

MUX Stock West Drill Results - Strong, Consistent Mineralized Intercepts VG 21.4 g/t Visible Gold 5.6 g/t Au over 30 m Drill core from hole S19 - 98.

Fox Complex Conceptual Expansion Strategy [1]

Production Growth Steps to Target 100-150 Koz/Yr
Leveraging Stock Mill Capacity

Step 1. Froome	**Commercial production** Q4 2021 Bridging gold production for the next 2-3 years
Step 2. Grey Fox	**Grow scale & increase Life of Mine**; PEA Q2 2021 Whiskey Jack drilling underway
Advance Sooner	
Stock - Blue Sky Growth	Leveraging existing permits Restore UG access via existing shaft and/or ramp 2020-21 aggressive exploration drilling campaign West Zone resource delineation & step-out drilling underway

[1] Based on existing 3.0 Moz Measured & Indicated Resource from Black Fox, Grey Fox, Stock and Timmins properties.

MUX
36

MUX Drill core from hole #15PR - G031. Numbers in yellow represent grams per tonne values over sample length. Froome Deposit – Better Mining Conditions Than Black Fox Shown below is a core interval of the wide zone - consistent grades and favorable ground conditions expected, providing for overall better mining conditions, compared to Black Fox’s nuggety style mineralization. Gold grade (g/t) From 127 m: 4.55 g/t Au over 53 m , incl. 8.92 g/t Au over 10.6 m

MUX Project Fenix Feasibility Study* Fenix Sinaloa Mexico • Innovative, water saving, tailings disposal • Phase 1 permitting completed Base Case $1,500/oz Au $17/oz Ag Spot Case $1,800/oz Au $25/oz Ag Upside Case $ 1,900/oz Au $25/oz Ag After - Tax IRR 28% 51% 56 % After - Tax NPV@8% $32 M $91 M $98 M After - Tax Payback 3.6 years 2.9 years 2.8 years After - Tax Cash Flow/Yr (1) $12 million $25 million $26 million Phase 1, Years 1 - 6 Gold Production Phase 2, Years 7 - 9.5 Silver Production Avg Annual Production 26 Koz Au 4.5 Moz AgEq Capex $42 M Initial $24 M Year 6 Cash Costs $ 1,037 / oz Au $ 14.22 / oz AuEq AISC $ 1,045 / oz Au $ 14.30 / oz AuEq * Feb 16, 2021 press release. (1) After - tax cash flow averaged over the years of full production .

MUX Area Project Hole # Gold (g/t) Width (m) From (m) Including Au_GxM GREY FOX 147NE 19GF - 1253 265 1.2 56 318 19GF - 1121 261 0.6 168.7 157 19GF - 1123 39.5 3.8 325 143 g/t Au over 1 m 150 19GF - 1151 10.0 13.2 229.8 133 19GF - 1134 6.98 15.5 466 108 19GF - 1175 148 0.71 189.1 105 GF South 19GF - 1198 10.9 18.8 281.2 205 19GF - 1261 13.6 15.0 69 126.5 g/t Au over 1 m 204 19GF - 1277 29.1 5.0 98 146 19GF - 1310 4.30 26.5 335 113 147 Zone 19GF - 1187 3.99 34.0 207 7.04 g/t Au over 14 m 136 19GF - 1259 120.5 1.1 7.9 133 Whiskey Jack 19GF - 1293 53.0 7.4 147 392 19GF - 1248 8.99 44.0 181 395 19GF - 1242 9.74 13.0 107 127 Gibson 19GF - 1275 26.3 9.0 892 226 g/t Au over 1 m 236 19GF - 1106W1 26.7 8.04 739 519 g/t Au over 0.4 m 215 Fox Complex: Grey Fox 2019 Exploration Highlights Drill assay values from multiple zones of near surface mineralization Width (m) = down hole intersection

Fox Complex: Stock West Drill Results

Strong,

Consistent

Mineralized

Intersections

Hole S19-101

494m to 536m

Depth	Length	Au g/t	Cog 1	Cog 3
494m	1.0	1.3	6.37g/t Au / 42m	
	1.0	1.6		
	1.0	2.4		
	1.0	4.1		6.72g/t Au / 39m
	1.0	6.6		
	1.0	2.8		
	1.0	3.4		
	1.0	8.3		
	1.0	16.7		
	1.0	7.9		
	1.0	5.3		
	1.0	2.9		
	1.0	4.8		
	1.0	3.1		
	1.0	6.7		
	1.0	11.3		
	1.0	5.1		
	1.0	6.7		
	1.0	7.8		
	1.0	3.1		
	1.0	5.7		
	1.0	6.7		
	1.0	9.5		
	1.0	3.5		
	1.0	6.2		
	1.0	6.4		
	1.0	6.8		
	0.9	9.5		
	0.2	4.2		
	0.9	2.7		
	1.0	41.4		
	1.0	4.0		
	1.0	4.2		
	0.5	6.7		
	0.5	5.2		
	1.0	4.3		
	1.0	4.7		
	1.0	2.0		
	1.0	11.0		
	1.0	7.9		
	1.0	6.4		
	1.0	0.9		
	1.0	1.0		
536m	1.0	5.7		

Hole S19-105

475m to 504.1m

Depth	Length	Au g/t	Cog 1	Cog 3
475m	1.0	6.6	5.62g/t Au / 29.1m	5.62g/t Au / 29.1m
	1.0	3.0		
	1.0	1.8		
	1.0	2.3		
	1.0	3.5		
	1.0	2.3		
	1.0	3.1		
	1.0	2.5		
	1.0	7.7		
	1.0	8.7		
	1.0	2.4		
	1.0	3.3		
	1.0	5.1		
	1.0	1.6		
	1.0	5.5		
	1.0	4.0		
	1.0	4.5		
	1.0	5.2		
	1.0	2.6		
	1.0	0.9		
	1.0	4.1		
	1.0	2.1		
	1.2	3.1		
	0.8	1.2		
	1.0	6.2		
	1.0	22.8		
	1.0	8.3		
	1.0	22.3		
	0.6	18.7		
504.10m	0.6	11.8		

Hole S19-106

536m to 561m

Depth	Length	Au g/t	Cog 1	Cog 3
536m	1.0	1.2	7.72g/t Au / 25m	
	1.0	0.1		
	1.0	0.8		
	1.0	3.4		11.24g/t Au / 16.2m
	1.0	1.3		
	1.0	0.7		
	1.0	11.6		
	1.0	6.0		
	1.0	10.7		
	1.0	10.4		
	1.0	16.9		
	1.0	12.6		
	1.0	13.7		
	1.0	26.8		
	1.0	21.4		
	1.0	9.5		
	1.0	13.9		
	1.0	13.1		
	1.2	8.7		
	0.8	2.3		
	1.0	2.0		
	1.0	0.5		
	1.0	1.4		
	1.0	0.8		
561m	1.0	2.2		

Au g/t
> 30
20 to 30
10 to 20
5 to 10
3 to 5
1 to 3

MUX

40

MUX MUX: Reserves & Resources Mineral Reserves Source: Company disclosures to March 11, 2021. Attributable Gold Reserves Proven Probable Proven + Probable 43 - 101 Au Reserves Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Gold Bar South 1.9 1.05 66 1.9 1.05 66 Pick 12.6 0.81 324 12.6 0.80 324 Ridge 1.1 0.87 30 1.1 0.87 30 San José (49%) 0.4 6.73 86 0.1 5.46 16 0.5 6.49 102 Heap Leach Material 8.9 0.52 149 1.2 0.52 20 10.1 0.52 170 El Gallo Silver 0.7 0.05 1 3.7 0.13 16 4.4 0.12 17 Black Fox Mine 0.1 3.96 4 0.1 4.10 9 0.1 4.05 14 TOTAL 241 481 723 Attributable Silver Reserves Proven Probable Proven + Probable 43 - 101 Ag Reserves Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) San José (49%) 0.4 409 5,251 0.1 354 1,043 0.5 399 6,298 Heap Leach Material 8.9 2 451 1.2 2 67 10.1 2 518 El Gallo Silver 0.7 166 3,708 3.7 127 15,017 4.4 133 18,725 TOTAL 9 ,410 16,127 25,541

MUX: Reserves & Resources

Mineral Resources

Attributable Gold Resources												
	Measured			Indicated			Measured + Indicated			Inferred		
43-101 Au Resources	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)
San José (49%)	0.9	7.89	218	0.5	5.68	89	1.3	7.09	307	0.9	5.58	164
Los Azules	-	-	-	962.0	0.06	1,700	962.0	0.06	1,700	2,666.0	0.04	3,800
Heap Leach Material	8.8	0.59	167	1.2	0.60	23	10.0	0.59	190	0.1	0.66	3
El Gallo Silver	1.0	0.08	3	3.5	0.13	15	4.5	0.12	18	0.1	0.14	0.3
Tonkin	17.5	1.44	820	14.7	1.34	627	32.3	1.39	1,447	8.4	1.13	311
Cabin	-	-	-	0.4	0.81	10	0.4	0.81	10	-	-	-
Ridge	-	-	-	1.4	0.89	39	1.4	0.89	39	0.7	0.65	14
Pick	-	-	-	12.6	0.91	370	12.7	0.91	370	1.0	0.85	27
Gold Bar South	-	-	-	2.3	0.99	74	2.3	0.99	74	0.3	1.06	11
New Pass (50%)	5.0	0.97	156	0.1	0.59	1	5.1	0.97	157	-	-	-
Limo	5.9	0.89	168	3.7	0.61	73	9.6	0.78	241	2.2	0.70	51
Lexam Open Pit	0.5	2.44	36	12.1	1.89	741	12.6	1.91	777	6.3	1.79	358
Lexam Underground	0.4	5.56	64	4.1	4.82	628	4.4	4.88	692	4.2	4.35	596
Black Fox Mine	0.4	5.35	64	0.1	5.06	19	0.5	5.28	84	0.2	5.32	41
Tamarack	-	-	-	0.8	1.83	46	0.8	1.83	46	-	-	-
Grey Fox	-	-	-	3.9	7.05	888	3.9	7.05	888	0.8	6.58	173
Froome Underground	-	-	-	1.1	5.09	181	1.1	5.09	181	0.05	4.13	7
Stock East Open Pit	-	-	-	2.0	1.26	83	2.0	1.26	83	0.3	0.91	8
Stock East Underground	-	-	-	0.4	3.19	38	0.4	3.19	38	-	-	-
TOTAL			1,695			5,644			7,340			5,564

Source: Company disclosures to March 11, 2021. Note: Mineral Resources inclusive of Mineral Reserves (where applicable).

MUX
42

MUX MUX: Reserves & Resources Mineral Resources (Cont’d) Source: Company disclosures to March 11, 2021.Note: Mineral Resources inclusive of Mineral Reserves (where applicable). Attributable Silver Resources Measured Indicated Measured + Indicated Inferred 43 - 101 Ag Resources Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) San José (49%) 0.9 4 84 13,359 0.5 335 5,278 1.3 429 18,599 0.9 345 1 0,115 Los Azules 962.0 2 55,700 962.0 2 55,700 2,666.0 2 135,400 Heap Leach Material 8.8 2 451 1.2 2 67 10.0 2 518 0.1 2 7 El Gallo Silver 1.0 155 4,791 3.5 127 14,228 4.5 133 19,019 0.1 129 286 New Pass (50%) 5.0 8 1,320 0.1 3 7 5.1 8 1,326 - - - Tamarack - - - 0.8 26 663 0.8 26 663 - - - TOTAL 19,920 75,942 95,825 145,808 Attributable Copper Resources Measured Indicated Measured + Indicated Inferred 43 - 101 Cu Resources Tonnes (millions) % Cu Tonnes (millions) % Cu Pounds (millions) Tonnes (millions) % Cu Pounds (millions) Tonnes (millions) % Cu Pounds (millions) Los Azules - - - 962.0 0.48 10,200 962.0 0.48 10,200 2,666.0 0.33 19,300

MUX MUX: Cautionary Note Regarding NON - GAAP Measures In this presentation, we have provided information prepared or calculated according to U . S . GAAP, as well as provided some non - U . S . GAAP ("non - GAAP") performance measures . Because the non - GAAP performance measures do not have any standardized meaning prescribed by U . S . GAAP, they may not be comparable to similar measures presented by other companies . Total Cash Costs per GEO, and All - in Sustaining Costs (“AISC”) per GEO . Total cash costs consist of mining, processing, on - site general and administrative costs, community and permitting costs related to current explorations, royalty costs, refining and treatment charges (for both doré and concentrate products), sales costs, export taxes and operational stripping costs . All - in sustaining cash costs consist of total cash costs (as described above), plus environmental rehabilitation costs, amortization of the asset retirement costs related to operating sites, sustaining exploration and development costs, and sustaining capital expenditures . In order to arrive at our consolidated all - in sustaining costs, we also include corporate general and administrative expenses . Depreciation is excluded from both total cash costs and all - in sustaining cash costs . For both total cash costs and all - in sustaining costs we include our attributable share of total cash costs from operations where we hold less than a 100 % economic share in the production, such as MSC, where we hold a 49 % interest . Total cash cost and all - in sustaining cash cost per GEO sold are calculated on a co - product basis by dividing the respective proportionate share of the total cash costs and all - in sustaining cash costs for the period attributable to each metal by the ounces of each respective metal sold . We use and report these measures to provide additional information regarding operational efficiencies both on a consolidated and an individual mine basis, and believe that these measures provide investors and analysts with useful information about our underlying costs of operations . A reconciliation to the nearest U . S . GAAP measure is provided in McEwen Mining's Annual Report on Form 10 - K for the year ended December 31 , 2020 . Earnings from Mining Operations The term Earnings from Mining Operations used in this presentation is a non - GAAP financial measure . We use and report this measure because we believe it provides investors and analysts with a useful measure of the underlying earnings from our mining operations . We define Earnings from Mining Operations as Gold and Silver Revenues from our El Gallo Mine, Black Fox Mine, and our 49 % attributable share of the San José Mine's Net Sales, less their respective Production Costs Applicable to Sales . To the extent that Production Costs Applicable to Sales may include depreciation and amortization expense related to the fair value increments on historical business acquisitions (fair value paid in excess of the carrying value of the underlying assets and liabilities assumed on the date of acquisition), we deduct this expense in order to arrive at Production Costs Applicable to Sales that only include depreciation and amortization expense incurred at the mine - site level . The San José Mine Net Sales and Production Costs Applicable to Sales are presented, on a 100 % basis, in Note 5 of McEwen Mining's Annual Report on Form 10 - K for the year ended December 31 , 2020 . Cash, Investments and Precious Metals The term cash, investments and precious metals used in this presentation is a non - GAAP financial measure . We report this measure to better understand our liquidity in each reporting period . Cash, investments and precious metals is calculated as the sum of cash, investments and ounces of doré held in inventory, valued at the London P . M . Fix spot price at the corresponding period . A reconciliation to the most directly comparable U . S . GAAP measure, Sales of Gold and Silver, is provided in McEwen Mining's Annual Report on Form 10 - K for the year ended December 31 , 2020 .